Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Interactive Xenacare Holdings, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Rizzo, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Rizzo
Frank Rizzo
President, Director
April 15, 2008